UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2022

Public Service Enterprise Group Incorporated

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza

Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

973 430-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock without par value	PEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 19, 2022, Public Service Enterprise Group Incorporated (PSEG) announced that Ralph Izzo, PSEG’s President and Chief Executive Officer (CEO) and the Chair of PSEG’s Board of Directors (the Board) will retire from PSEG, with his last day as President and CEO being August 31, 2022, and his last day as a director being December 31, 2022. Pursuant to a letter agreement entered into on April 18, 2022, Mr. Izzo will serve as executive chair of the Board effective September 1, 2022, until his retirement from the Board, and during such period his compensation will be unchanged. Also on April 18, 2022, the Board elected Ralph A. LaRossa, currently PSEG’s Chief Operating Officer, to succeed Mr. Izzo as President and CEO effective September 1, 2022. By operation of PSEG’s by-laws, Mr. LaRossa will also join the Board when he becomes President on September 1, 2022. He will assume the additional responsibilities of chair of the Board on January 1, 2023.

On April 18, 2022, PSEG and Mr. LaRossa entered into a letter agreement to memorialize his appointment as President and CEO. The agreement also specifies certain new compensation terms for Mr. LaRossa, effective September 1, 2022, including a base salary of $1,250,000, a target annual incentive equal to 130% of base salary and 2022 supplemental long-term incentive awards with a total value of $4,850,000. He will continue to participate in the other compensation and benefit programs in which he currently participates.

Information regarding Mr. LaRossa’s business experience and qualifications is disclosed in PSEG’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the Securities and Exchange Commission (SEC) on February 24, 2022, and is incorporated herein by reference. Other than those disclosed in PSEG’s Definitive Proxy Statement relating to its 2022 Annual Meeting of Stockholders, which was filed with the SEC on March 10, 2022, and is incorporated herein by reference, there are no transactions involving Mr. LaRossa that would require disclosure pursuant to Item 404(a) of Regulation S-K.

There is no arrangement or understanding between Mr. LaRossa and any other persons pursuant to which Mr. LaRossa was selected as an officer, and there are no family relationships between Mr. LaRossa and any of our directors or executive officers.

A copy of the press release issued by PSEG on April 19, 2022, is attached hereto as Exhibit 99.1. Copies of the letter agreement between Mr. Izzo and PSEG and the letter agreement between Mr. LaRossa and PSEG are attached hereto as Exhibits 10.1 and 10.2.

Item 9.01	Financial Statements and Exhibits.

Exhibit 10.1	Letter Agreement between PSEG and Ralph Izzo dated April 18, 2022

Exhibit 10.2	Letter Agreement between PSEG and Ralph A. LaRossa dated April 18, 2022

Exhibit 99.1	Press Release dated April 19, 2022

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller
(Principal Accounting Officer)

Date: April 19, 2022